SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2004

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899
(Commission File Number)

59-0940416
(IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable

(b) Pro Forma Financial Information.

     Not applicable

(c) Exhibits.

     Exhibit 99.1 — Press Release of Claire’s Stores, Inc. dated May 20, 2004

Item 12. Results of Operations and Financial Conditions

     On May 20, 2004, Claire’s Stores, Inc. (the “Company”) issued a press release Claire’s announcing the Company’s results for the first quarter of fiscal 2005 and providing guidance relating to the second quarter of fiscal 2005 and the full fiscal year. In addition, the Company declared that it was increasing its regular quarterly dividend to $0.07 on its Common Stock and to $0.035 on its Class A Common Stock. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
Date: May 20, 2004	By:	/s/ Ira D. Kaplan
Ira D. Kaplan
Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Claire’s Stores, Inc. – May 20, 2004

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